UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 26, 2006
CORVEL CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	000-19291 (Commission File Number)	33-0282651 (IRS Employer Identification No.)

2010 Main Street, Suite 600, Irvine, California (Address of Principal Executive Offices)		92614 (Zip Code)
Registrant’s telephone number, including area code (949) 851-1473
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3
Exhibit 99

Item 1.01. Entry Into a Material Definitive Agreement.
     CorVel Corporation (the “Company”) entered into an employment agreement effective May 26, 2006 with Dan Starck (the “Employment Agreement”) in connection with Mr. Starck’s appointment as President and Chief Operating Officer of the Company.
     Pursuant to the terms of the Employment Agreement, Mr. Starck will receive an initial annual base salary of $330,000, subject to periodic review and adjustment (the “Base Salary”). For the remainder of calendar year 2006, Mr. Starck will be eligible to receive, in the Company’s sole discretion, a guaranteed bonus of $75,000, provided that he completes at least six months of employment with the Company before the end of calendar year 2006, and he will be eligible to receive, in the Company’s sole discretion, an additional bonus of up to $75,000 based upon certain performance criteria to be determined by the Company’s Board of Directors. For calendar year 2007 and each calendar year thereafter during the term of the Employment Agreement, Mr. Starck will be eligible to receive, in the Company’s sole discretion, a discretionary annual bonus of up to 70% of his Base Salary upon meeting certain expectations, or up to 100% of his Base Salary for exceeding such expectations. The bonus amount will be based on the following factors: (1) the financial performance of the Company as determined and measured by the Company’s Board of Directors and Chief Executive Officer; and (2) Mr. Starck’s achievement of management targets and goals as set by the Company.
     Upon the recommendation of the Company’s Chief Executive Officer and approval of the Company’s Board of Directors, Mr. Starck also will be granted options to purchase an aggregate of 100,000 shares of the Company’s common stock (the “Common Stock”) under and pursuant to the terms of its Restated 1988 Executive Stock Option Plan and its option agreements (the “Plan”). One option to purchase 50,000 shares of Common Stock will vest 25% on the first anniversary of the grant date, and the remaining 75% of the shares subject to the option will vest in 36 successive equal monthly installments upon completion of each month of service by Mr. Starck after the first anniversary of the grant date. The other option to purchase 50,000 shares of Common Stock will vest based on the achievement of certain performance criteria, approved by the Company’s Board of Directors and Compensation Committee, relating to earnings growth. The exercise price for all such options will be determined on the date of grant in accordance with the terms established under the Plan. Pursuant to the terms of the option agreements, in the event that Mr. Starck is terminated at any time after a corporate change in control transaction, the vesting of his options will accelerate and become fully vested.
     The Employment Agreement continues until terminated upon written notice by either party at any time for any reason (the “Term”). Pursuant to the terms of the Employment Agreement, if (i) the Company terminates Mr. Starck’s employment other than for “cause” (as such term is defined in the Employment Agreement), because of his death, or as a result of disability or (ii) Mr. Starck terminates his employment within 60 days following a reduction in his Base Salary to an annual amount less than $297,000, Mr. Starck will be entitled to continued payment of his then current Base Salary for (a) a minimum of twenty-six weeks and (b) an additional week for each calendar quarter of service provided to the Company during the Term, provided that the total of such payments shall not exceed the Base Salary for one year and in any event shall cease at such time as Mr. Starck is gainfully employed elsewhere, and provided further that such payments shall be conditioned on Mr. Starck signing a general release of all known and unknown claims against the Company. Mr. Starck also will be entitled to certain “gross-up” payments not to exceed $500,000 to offset any applicable excise taxes imposed pursuant to Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended.
     The foregoing is a summary of the material terms of the Employment Agreement and the options granted to Mr. Starck. Such summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement and the two option agreements (including addendums thereto), copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On May 26, 2006, Mr. Starck was appointed as President and Chief Operating Officer of the Company. In connection with Mr. Starck’s appointment and in accordance with the Company’s Bylaws, Gordon Clemons resigned his title as President of the Company on May 26, 2006, and will continue to serve as Chief Executive Officer and Chairman of the Company.

     Prior to joining the Company, Mr. Starck, age 39, served as the Executive Vice President, Customer Services since November 2005 for Apria Healthcare Group, Inc., a provider of home healthcare services. From July 2003 to November 2005, Mr. Starck served as Apria’s Executive Vice President, Business Operations. From April 2001 to July 2003, Mr. Starck served as Division Vice President, Operations for Apria’s Pacific Division. From January 1998 to April 2001, Mr. Starck served as Regional Vice President, Operations for Apria’s Northern California Region. Prior to that time, Mr. Starck had served in various other operations positions with Apria since March 1992. Mr. Starck holds a Bachelor of Science degree form San Diego State University in Business Administration.
     The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.
Item 7.01. Regulation FD Disclosure.
     On May 30, 2006, the Company issued a press release announcing the appointment of Mr. Starck as President and Chief Operating Officer of the Company. A copy of the press release is attached hereto as Exhibit 99.
     In connection with Mr. Starck’s appointment and in accordance with the Company’s Bylaws, Gordon Clemons resigned his title as President of the Company on May 26, 2006, and will continue to serve as Chief Executive Officer and Chairman of the Company.
     The information included in this Item 7.01, including Exhibit 99 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
     (a) Not Applicable.
     (b) Not Applicable.
     (c) Not Applicable.
     (d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Employment Agreement effective May 26, 2006 by and between CorVel Corporation and Dan Starck.

10.2	Stock Option Agreement and Acceleration Addendum dated May 26, 2006 by and between CorVel Corporation and Dan Starck, providing for time vesting.

10.3†	Stock Option Agreement and Acceleration Addendum dated May 26, 2006 by and between CorVel Corporation and Dan Starck, providing for performance vesting.

99	Press Release, dated May 30, 2006, issued by CorVel Corporation (furnished herewith but not filed pursuant to Item 7.01).

†	Confidential treatment has been requested for certain confidential portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. In accordance with Rule 24b-2, these confidential portions have been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVEL CORPORATION (Registrant)
Dated: May 30, 2006	/s/ V. GORDON CLEMONS
V. Gordon Clemons
Chief Executive Officer